Exhibit 10.1
XODTEC GROUP USA, INC.

INVESTOR SUBSCRIPTION AGREEMENT (the “Subscription Agreement”) dated September 29, 2009 between XODTEC GROUP USA, INC., a Nevada corporation (the “Company”) and the person or persons executing this Agreement on the last page (the “Subscriber”).  All documents mentioned herein are incorporated by reference.

1. Description of the Offering.  This Subscription Agreement is for shares of the Company’s common stock, par value $.001 per share (the “Common Stock”).  This Offering (the “Offering”) is made only to accredited investors who qualify as accredited investors pursuant to the suitability standards for such investors described under Regulation D of the United States Securities Act of 1933, as amended (the “Securities Act”), who have no need for liquidity in their investments.  Prior to this Offering there was no public market for the Common Stock and no assurance can be given that a market will develop, or if developed, that it will be maintained so that any subscribers in this Offering may avail any benefit from the same.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.  THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE, OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH APPLICABLE LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR ASSIGNED EXCEPT AS PERMITTED UNDER SUCH ACT OR SUCH APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

2.  Terms of the Subscription.  The subscription is for One Million (1,000,000) shares of the Company’s Common Stock (the “Shares”) at a purchase price of $0.70 per Share.

3. Other Terms of the Offering.  The execution of this Subscription Agreement shall constitute an offer by the Subscriber to subscribe for the Shares in the amount and on the terms specified herein.  The Subscriber must also complete and execute the Subscriber Questionnaire attached hereto.  The Company reserves the right, in its sole discretion, to reject in whole or in part, any subscription offer.  If the Subscriber’s offer is accepted, the Company will execute a copy of this Subscription Agreement and return it to Subscriber.

4.  Covenants.  The Company agrees from the acceptance of the Subscriber’s subscription and for a period of eighteen months thereafter, the Company will not issue any class of debt or equity convertible into shares of the Company’s Common Stock.  If the Company issues Common Stock to any investor (“New Investor”) at a price less than $0.70 per share, then the Company shall issue a number of additional shares of Common Stock to the Subscriber equal to the Subscriber’s subscription amount divided by the difference between $0.70 and the New Investor’s purchase price per share of Common Stock.

5.  Subscription Payment.  Subscription for the Shares requires a cash investment and the subscription price will be payable in full upon acceptance of the subscription.  The Company reserves the right, in its sole discretion, to accept fractional subscriptions.

5.  The Company’s Representations and Warranties. The Company hereby represents and warrants as follows:

(a)            The Company is a corporation duly formed and in good standing under the laws of the State of Delaware with full power and authority to conduct its business as presently contemplated;

(b)            The Company warrants and covenants that there are no material misstatements or material omissions in this Subscription Agreement; and

(c)            The Company has the power to execute, deliver and perform this Subscription Agreement and any other agreement contemplated herein;

6.  Subscriber’s Representations, Warranties and Covenants.  The undersigned understands and acknowledges that the Shares subscribed for herein are being offered and sold under one or more of the exemptions from registration provided for in Section 3(b), 4(2) and 4(6) of the Securities Act including that found in Rule 506 of Regulation D promulgated thereunder, that the undersigned acknowledges that the Shares are being purchased without the undersigned being offered or furnished any offering literature, prospectus or other material, financial or otherwise, and that this action has not been scrutinized by the United States Securities and Exchange Commission or by any regulatory authority charged with the administration of the securities laws of any state or other jurisdiction.  The undersigned hereby further represents and warrants as follows:

(a)            The undersigned confirms that he understands and has fully considered, for purposes of this investment, the risks of an investment in the Shares and understands that:  (i) this investment is suitable only for an investor who is able to bear the economic consequences or losing his entire investment, (ii) the purchase of the Shares is a speculative investment which involves a high degree of risk of loss by the undersigned of his entire investment, and (iii) that there will be no public market for the Shares and accordingly, it may not be possible for the undersigned to liquidate an investment in the Shares in case of an emergency.

(b)            The Subscriber is an “Accredited Investor” as defined in Rule 501(a) of Regulation D under the Securities Act.  This representation is based on the fact that the Subscriber, inter alia, is an accredited individual who, together with the Subscriber’s spouse, have a net worth of at least $1,000,000 or the Subscriber, individually, has had income of not less than $200,000 in each of  the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(c)            If the Subscriber is a corporation, partnership, trust or any unincorporated association: (i) the person executing this Subscription Agreement does so with full right, power and authority to make this investment; (ii) that such entity was not formed for the specific purpose of making an investment in the Company; and (iii) that all further representations and warranties made herein are true and correct with respect to such corporation, partnership, trust and unincorporated association;

(d)            The address set forth below is the Subscriber’s true and correct residence or place of business, and the Subscriber has no present intention of becoming a resident of any other state or jurisdiction;

(e)            The Subscriber understands and agrees that the Company prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (i) in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department’s Office of Foreign Assets Control1 (“OFAC”), as such list may be amended from time to time, (iii) for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure2, unless the Company, after being specifically notified by the Subscriber in writing that it is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (iv) for a foreign shell bank3 (such persons or entities in (i) – (iv) are collectively referred to as “Prohibited Persons”).

(f)             The Subscriber represents, warrants and covenants that: (i) it is not, nor is any person or entity controlling, controlled by or under common control with the Subscriber, a Prohibited Person, and (ii) to the extent the Subscriber has any beneficial owners4, (a) it has carried out thorough due diligence to establish the identities of such beneficial owners, (b) based on such due diligence, the Subscriber reasonably believes that no such beneficial owners are Prohibited Persons, (c) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Subscriber’s complete withdrawal from the Company, and (d) it will make available such information and any additional information requested by the Company that is required under applicable regulations.

(g)            If any of the foregoing representations, warranties or covenants cease to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may, in accordance with applicable regulations, freeze the Subscriber’s investment, either by prohibiting additional investments, declining or suspending any withdrawal requests and/or segregating the assets constituting the investment, or the Subscriber’s investment may immediately be involuntarily withdrawn by the Company, and the Company may also be required to report such action and to disclose the Subscriber’s identity to OFAC or other authority.  In the event that the Company is required to take any of the foregoing actions, the Subscriber understands and agrees that it shall have no claim against the Company or the Placement Agent, and the  respective affiliates, directors, members, partners, shareholders, officers, employees and agents of each for any form of damages as a result of any of the aforementioned actions.

(h)            The Subscriber agrees to indemnify and hold harmless the Company, its respective affiliates, directors, members, partners, shareholders, officers, employees and agents from and against any and all losses, liabilities, damages, penalties, costs, fees and expenses (including legal fees and disbursements) which may result, directly or indirectly, from any inaccuracy in or breach of any representation, warranty, covenant or agreement set forth in this Agreement.

______________________________

1               The OFAC list may be accessed on the web at http://www.treas.gov/ofac.

2               Senior foreign political figure means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation.  In addition, a senior foreign political figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.  The immediate family of a senior foreign political figure typically includes the political figure’s parents, siblings, spouse, children and in-laws.  A close associate of a senior foreign political figure is a person who is widely and publicly known internationally to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

3               Foreign shell bank means a foreign bank without a physical presence in any country, but does not include a regulated affiliate.  A post office box or electronic address would not be considered a physical presence.  A regulated affiliate means a foreign shell bank that: (1) is an affiliate of a depository institution, credit union, or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable; and (2) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or foreign bank.

4               Beneficial owners will include, but not be limited to: (i) shareholders of a corporation; (ii) partners of a partnership; (iii) members of a limited liability company; (iv) investors in a fund-of-funds; (v) the grantor of a revocable or grantor trust; (vi) the beneficiaries of an irrevocable trust; (vii) the individual who established an IRA; (viii) the participant in a self-directed pension plan; (ix) the sponsor of any other pension plan; and (x) any person being represented by the Subscriber in an agent, representative, intermediary, nominee or similar capacity.  If the beneficial owner is itself an entity, the information and representations set forth herein must also be given with respect to its individual beneficial owners.  If the Subscriber is a publicly-traded company, it need not conduct due diligence as to its beneficial owners.

(k)            The Subscriber will be acquiring the Shares, solely for the Subscriber’s own account, for investment and not with a view toward the resale, distribution, subdivision or fractionalization thereof; and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(l)             The Subscriber acknowledges and understands that prior to this Offering there was no public market for the Shares and no assurance can be given that a public market will develop for the Shares offered hereby, or if developed, that it will be maintained so that any subscribers in this Offering may avail any benefit from the same;

(m)           The Subscriber’s compliance with the terms and conditions of this Subscription Agreement will not conflict with any instrument or agreement pertaining to the Shares or the transactions contemplated herein; and will not conflict in, result in a breach of, or constitute a default under any instrument to which the Subscriber is a party;

(n)            The Subscriber will seek its own legal, tax and investment advice concerning tax implications attendant upon the purchase of the Shares and understands and accepts that the Company is relying upon this representation insofar as disclosure of tax matters is concerned;

(o)            The Subscriber hereby acknowledges and represents that the Subscriber is aware of the information set forth in this document and in any exhibits attached hereto; and

(p)            The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the subscription to the Company and shall survive such delivery.  If, in any respect, such representations and warranties shall not be true and accurate, the Subscriber shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

7.  Risk Factors.  THE SUBSCRIBER ACKNOWLEDGES THAT THERE ARE SIGNIFICANT RISKS ASSOCIATED WITH THE PURCHASE OF THE SHARES AND THAT SUCH SHARES ARE HIGHLY SPECULATIVE AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD A TOTAL LOSS OF HIS OR HER ENTIRE INVESTMENT. The Subscriber represents and warrants that he or she has carefully considered and reviewed the following risks in reaching a determination to purchase the Shares:

We have a limited operating history and may never achieve profitability. If we are unable to achieve profitability, our stock price would decline.

We have only recently commenced operations and are still in the development stage.  Our short existence, coupled with a lack of working capital, makes it difficult to evaluate our business and prospects or to accurately predict future revenue or results of operations. Our revenue and income potential continue to be unproven, and our business model is evolving.  Accordingly, we are subject to all of the risks, uncertainties, expenses and difficulties frequently encountered by companies seeking to break into a difficult-to-penetrate industry segment.

Potential Dilutive Effect of Future Offerings

The Company expects to engage in future financings over the next several years.  It is likely that such financings will involve a dilution of the interests of the Company’s shareholders upon the issuance of additional shares of equity securities and/or the Company’s recapitalization.

It is unlikely the Subscriber will have any liquidity in their investment in the Shares

The Shares offered hereby will not be registered under the Securities Act or under the securities laws of any state or other jurisdiction.  As a result, such securities cannot be transferred without registration under the Securities Act or, if applicable, the securities laws of any state or other jurisdiction or if such registration is not then required because of an applicable exemption therefrom.  Compliance with the criteria for securing exemptions under the Securities Act and the securities laws of various states is extremely complex, especially in respect to those exemptions affording flexibility and the elimination of trading restrictions in respect to securities received in exempt transactions and subsequently disposed of without registration under the Securities Act or state securities laws.  Therefore, investors should be aware that investment in this offering is not likely to be a liquid investment in the foreseeable future.

Our shares may be “Penny Stocks,” and there may be difficulty selling them in secondary market trading.

Federal regulations under the U.S. Exchange Act regulate the trading of so-called “penny tocks,” which are generally defined as any security not listed on a national securities exchange or Nasdaq, priced at less than $5.00 per share and offered by an issuer with limited net tangible assets and revenues. If we are able to commence trading of our Common Stock, we anticipate that it will trade at less than $5.00 per share.  Therefore, our shares would be deemed “penny stocks” and may not be traded unless a disclosure schedule explaining the penny stock market and the risks associated therewith is delivered to a potential purchaser prior to any trade.

In addition, because our Common Stock is not listed on Nasdaq or any national securities exchange and would trade at less than $5.00 per share, trading in our Common Stock would be subject to Rule 15g-9 under the U.S.  Exchange Act. Under this rule, broker-dealers must take certain steps prior to selling a “penny stock,” which steps include, but are not limited to:

∙	obtaining financial and investment information from the investor;
∙	obtaining a written suitability questionnaire and purchase agreement signed by the investor; and
∙	providing the investor a written identification of the shares being offered and the quantity of the shares.

If these penny stock rules are not followed by the broker-dealer, the investor has no obligation to purchase the shares. The application of these comprehensive rules will make it more difficult for broker-dealers to sell our Common Stock and our shareholders, therefore, may have difficulty in selling their shares in the secondary trading market.

Our Directors and Executive Officers own or control a significant number of shares of our Common Stock and control our Company, which could discourage or prevent a takeover, even if an acquisition would be beneficial to our shareholders.

Our Directors and Executive Officers own or control approximately 75% of our outstanding voting control. Accordingly, these shareholders, individually and as a group, may be able to influence the outcome of shareholder votes, involving votes concerning the election of directors, the adoption or amendment of provisions in our articles of incorporation and bylaws and the approval of certain mergers or other similar transactions, such as sales of substantially all of our assets. Such voting control by existing shareholders could have the effect of delaying, deferring or preventing a change in control of our company.

We do not intend to pay any cash dividends in the foreseeable future.

We do not intend to pay any cash dividends in the foreseeable future and, therefore, any return on an investment in our capital stock must come from increases in the fair market value and trading price of the capital stock.

IT IS NOT POSSIBLE TO FORESEE ALL RISK FACTORS WHICH MAY AFFECT THE COMPANY.  MOREOVER, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL SUCCESSFULLY EFFECTUATE ITS BUSINESS PLAN.  EACH PROSPECTIVE INVESTOR SHOULD CAREFULLY ANALYZE THE RISKS AND MERITS OF AN INVESTMENT IN THE SHARES AND SHOULD TAKE INTO CONSIDERATION WHEN MAKING SUCH ANALYSIS, AMONG OTHERS, THE RISK FACTORS DISCUSSED ABOVE.

8.  Responsibility.  The Company or its officers and directors shall not be liable, responsible or accountable for damages or otherwise to any Subscriber for any act or omission performed or omitted by them in good faith and in a manner reasonably believed by them to be within the scope of the authority granted to them by this Subscription Agreement and in the best interests of the Company, provided they were not guilty of gross negligence, willful or wanton misconduct, fraud, bad faith or any other breach of fiduciary duty with respect to such acts or omissions.

9.  Miscellaneous.

(a) The Company and the Subscriber hereby covenant that this Subscription Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the Company and the Subscriber with respect to the subject matter of this Subscription Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Subscription Agreement shall be in any way invalidated, empowered or affected.  There are no representations, warranties or covenants other than those set forth herein.

(b) The headings of this Subscription Agreement are for convenient reference only and they shall not limit or otherwise affect the interpretation or effect of any terms or provisions hereof.

(c) This Subscription Agreement shall not be changed or terminated except as set forth herein.  All of the terms and provisions of this Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and assigns of the Company and the heirs, executors, administrators and assigns of the Subscriber.

(d) A modification or waiver of any of the provisions of this Subscription Agreement shall be effective only if made in writing and executed by all parties with the same formality as this Subscription Agreement.  The failure of either the Company or the Subscriber to insist upon strict performance of any of the provisions of this Subscription Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature, or of any other nature or kind.

(e) The various provisions of this Subscription Agreement are severable from each other and from the other provisions of this Agreement, and in the event that any provision in this Subscription Agreement shall be held invalid or unenforceable by a court of competent jurisdiction, the remainder of this Subscription Agreement shall be fully effective, operative and enforceable.

(f) Pronouns used herein are to be interpreted as referring to both the masculine and feminine gender.

(g) This Subscription Agreement shall be construed and interpreted in accordance with the laws of the State of New York without reference to conflict of laws principle.  The parties agree that in the event of a laws controversy arising out of the interpretation, construction, performance or breach of this Subscription Agreement, any and all claims arising out of, or relating to, this Subscription Agreement shall be submitted by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in New York City before a single arbitrator.  Notwithstanding the prior sentence, any other action commenced by either party herein shall be venued in the appropriate court of competent jurisdiction located in the county of New York, State of New York.

(h) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which together shall be deemed to be one and the same instrument.

THE SUBSCRIBER ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE TO IT, OR TO ITS ADVISORS, BY THE COMPANY AND / OR THE PLACEMENT AGENT, OR BY ANY PERSON ACTING ON BEHALF OF THE COMPANY, WITH RESPECT TO THE SHARES, THE PROPOSED BUSINESS OF THE COMPANY, THE DEDUCTIBILITY OF ANY ITEM FOR TAX PURPOSES, AND/OR THE ECONOMIC, TAX, OR ANY OTHER ASPECTS OR CONSEQUENCES OF A PURCHASE OF AN INTEREST AND/OR ANY INVESTMENT IN THE COMPANY, AND THAT IT HAS NOT RELIED UPON ANY INFORMATION CONCERNING THE OFFERING, WRITTEN OR ORAL, OTHER THAN THAT CONTAINED IN THIS AGREEMENT.

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SIGNATURE PAGE

The Subscriber hereby offers to purchase and subscribe to 1,000,000 Shares and encloses payment of $0.70 per Share for an aggregate investment of $700,000.

Signature of Subscriber

Name of Subscriber

(Print) Street Address -

(Print) City, State and Zip Code

Social Security/Taxpayer I.D. Number:

AGREED TO AND ACCEPTED:

As of________________, 2009

XODTEC GROUP USA, INC.

By: /s/ Yao-Ting Su
       Yao-Ting Su, Chairman

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COMPLETE “SUBSCRIBER QUESTIONNAIRE” BELOW;
PROVIDE REQUISITE ADDITIONAL INFORMATION

SUBSCRIBER QUESTIONNAIRE

PERSONAL DATA.

Full Name	Residence Telephone (Area Code Number)

Business Telephone (Area Code Number)

Residence or Principal Address (Street/City/State/Zip Code)	Birth Date

Mailing Address (if other than residence)	Citizenship (U.S./Other)

Marital Status	Social Security/Taxpayer I.D. Number

Spouse’s Full Name	E-mail Address

Spouse’s Social Security Number	Facsimile Number (Area Code/Number)

ACCREDITED INVESTOR.  If Subscriber (or the entity on behalf of which Subscriber is acting) is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Act, and, as such, falls within at least one of the following categories, then please INITIAL each applicable category.

______	(a)
A bank or savings and loan association or other institution (acting either in an individual or fiduciary capacity), registered broker-dealer, insurance company, registered investment company, or business development company, or licensed “small business investment company,” or an employee benefit plan which either is represented in a fiduciary capacity by a bank, savings and loan association, insurance company or registered investment advisor, has total assets in excess of $5,000,000 or is self-directed and the plan’s business investments are made solely by accredited investors.

____	(b)
A trust (i) with total assets in excess of $5,000,000, (ii) which was not formed for the specific purpose of acquiring the subject securities, and (iii) whose purchase is directed by a person who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment.

_____	(c)
An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation or similar business trust, or partnership, not formed for the specific purpose of acquiring the subject securities, with total assets in excess of $5,000,000.

______	(d)	An entity in which all of the equity owners are “accredited investors.”

______	(e)	A director or an executive officer of the Company.

______	(f)	A natural person whose individual net worth, or joint net worth with spouse (if any), exceeds $1,000,000

______	(g)
A natural person whose income in each of the two most recent calendar years exceeded $200,000 individually, or $300,000 jointly with spouse (if any), and who reasonably expects to reach that income level in the current year.

_________________________________
         Signature of Subscriber